SHARES TRANSFER AND AMENDMENT NO. (1) TO THE MEMORANDUM OF ASSOCIATION OF CITY MIX L.L.C

تحـويل حصـص و التعـديل رقـم (٢) لعقـد تأسـيس سيـتي ميكـس ذ.م.م

This Agreement is made this 5th day of January, 2005, by and between:

تم عقد هذه الاتفاقية في هـذا اليـوم الموافـق ٥/١/٢٠٠٥ من قبل و بين :

1) **Mr. Mubarak S. Jaber Al Ahbabi,** U.A.E national holder of passport No. A 0489808, having a permanent address at P.O. Box: 47427, Abu Dhabi, U.A.E.(hereafter referred to as "**First Party** "); and

١) **مبارك سحمي جـابر الأحبـابي** ، إمـاراتي الجنسـية ، يحمـل جـواز سـفر رقـم ع ٠٤٨٩٨٠٨ ، و عنوانه الدائم هـو ص.ب : ٤٧٤٢٧ ، أبوظبي ، إ.ع.م (ويشار إليه فيما بعد بـ "**الطرف الأول**") ، و

2) **M/s City Mix Management Company** a company incorporated under the laws of Grenada having its registered office at 498 Lucas Street, St. George's, Grenada (hereafter referred to as " Second Party")'

٢) **سيتي ميكس منجمنت كومبـاني** ، و هـي شركة تأسست بموجب قوانين جرينادا و يقع مكتبها الرئيسي في ٤٩٨ لوكاس سـتريت ، سانت جورج ، جرينادا (و يشار إليها فيمـا بعد بـ "**الطرف الثاني**") ،

3) **M/s Royal Capital Management Company**, a company incorporated under the laws of New Jersey having its registered office at 60 Evergreen Dr., Berkeley Heights, N.J., 07922 (hereafter referred to as " **Third Party**")'

٣) **رويال كابيتال منجمنت كومبـاني** ، و هـي شركة تأسست بموجب قوانين نيو جيرسي و يقع مكتبها الرئيسي في ٦٠ أيفاغرين دي آر. بيركلي هايتس ، إن.جي، ٠٧٩٢٢ (و يشار إليها فيما بعد بـ " الطرف الثالث ") ،

Collectively referred to as the "Parties".

و يشار إليهم مجتمعين بـ "الأطراف" .

WHEREAS, the First and the Second Parties signed an agreement dated 26/11/2000, and whereas pursuant to the Memorandum of City Mix L.L.C. ("City Mix") and Amendment No. (1) of the same Memorandum of Association notarized under the No. 5572/2001, the First Party is the holder of 51% of the shares of City Mix and the Second Party is the holder of 49% of the shares of City Mix;

حيث أن الطرفان الأول و الثاني قد أبرما اتفاقيـة مؤرخة في ٢٦/١١/٢٠٠٠ . و حيث أنـه طبقـا لعقد تاسيس شركة سيتي ميكس ذ.م.م. و التعديل رقم (١) الموثق بالرقم ٥٥٧٢/٢٠٠١ لنفس عقـد التأسيس المذكور فإن **الطرف الأول** يمتلك نسـبة ٥١% من حصص سيتي ميكس و **الطرف الثاني** نسبة ٤٩% من حصص سـيتي ميكس ،

WHEREAS, pursuant to this Agreement, the Second Party shall transfer free and clear of liens, charges, encumbrances and other interests whatsoever, all his 49% of shares in City Mix to the **Third Party**, who accepts the same, free and clear of liens, charges, encumbrances and other interests whatsoever; and

و حيث أنه و طبقاً لهذه الاتفاقية فان **الطرف الثاني** سوف يحول بدون مقابل و بشكل خال من الحجوزات و الرسوم و الاعباء و الفوائد الاخرى مهما تكن، كامل حصته و البالغة ٤٩% من حصص سيتي ميكس الى **الطرف الثالث** القابل لذلك بدون مقابل و خالية من الرهونات و الرسوم و الاعباء و المصالح الاخرى مهما تكن ، و

NOW THEREFORE, the Parties agree as follows:

الآن ، و بناء عليه ، فقد اتفق الاطراف على ما يلي:

1) **Transfer of Shares:**

١) **تحويل الحصص :**

The Second Party hereby transfers pursuant to this Agreement his entire shares representing 49% of the shares in City Mix to the Third Party free and clear of liens, charges, encumbrances and other interests whatsoever and the First Party hereby approves this transfer and the Parties accept agree to abide by the terms of this Amendment, Memorandum and any other Agreements in force in connection with City Mix.

يحول **الطرف الثاني** و بموجب هذه الإتفاقية كامل حصصه و البالغة ٤٩% من حصص سيتي ميكس الى **الطرف الثالث** بدون مقابل او رسوم او اعباء او اية فوائد اخرى مهما تكن، و يوافق **الطرف الأول** على هذا التحويل و يوافق جميع **الأطراف** على التقيد ببنود هذا التعديل وعقد التأسيس المعدل و أي اتفاقيات أخرى سارية تتعلق بـ سيتي ميكس .

2) **Amendment of the Memorandum of Association of City Mix L.L.C.**

٢) **تعديل عقد تأسيس سيتي ميكس ذ.م.م.**

The Memorandum of City Mix shall be amended as follows:

يتم تعديل عقد سيتي ميكس على النحو التالي :

a. The names and addresses of the shareholders of City Mix stated in the Memorandum shall be replaced by the following:

أ. يتم استبدال اسماء و عناوين مساهمي سيتي ميكس المذكورين في عقد التأسيس على النحو التالي :

1. **Mr. Mubarak S. Jaber Al Ahbabi,** U.A.E national holder of passport No. A 0489808, having a permanent address at P.O.Box: 47427, Abu Dhabi, U.A.E

١. مبارك سحمي جابر الأحبابي ، إماراتي الجنسية ، يحمل جوا سفر رقم ع ٠٤٨٩٨٠٨ ، وعنوانه الدائم هو ص.ب : ٤٧٤٢٧ أبوظبي.

2. **M/s Royal Capital Management Company**, a company incorporated under the laws of New Jersey

٢. **رويال كابيتال منجمنت كومباني** ، و هي شركة تأسست بموجب قوانين نيو

having its registered office at 60 Evergreen Dr., Berkeley Heights, N.J., 07922

جيرسي و يقع مكتبها الرئيسي في ٦٠ أيفاغرين دي آر. بيركلي هايتس، إن.جي، ٠٧٩٢٢.

c. Article (6) (2) of the Memorandum shall be amended to read as follows:

ج. يتم تعديل المادة (٦-٢) من عقد التاسيس لتقرأ على النحو التالي :

Parties Name	No. of Shares	Values (Dhs.)	%
Mubarak Al Ahbabi	51	76500	51
Royal Capital Management	49	73500	49
Total	100	150000	100

اسماء الشركاء	عدد الحصص	قيمة الحصص	النسبة المئوية
مبارك الأحبابي	٥١	٧٦٥٠٠	٥١
رويال كابيتال منجمنت	٤٩	٧٣٥٠٠	٤٩
المجموع	١٠٠	١٥٠,٠٠٠	١٠٠

The rest of the text of this Article shall remain as is.

يبقى باقي نص هذه المادة على ما هو عليه

d. Article (10) of the Memorandum shall be amended to read as follows:

"The management of the company shall vest for the duration of the company with Royal Capital Management. Royal Capital Management shall have all powers and authorities to manage the company in accordance with the provisions stated in Federal Law No. 8 of 1984 as amended. Royal Capital Management shall from time to time in its sole and absolute discretion appoint a General Manager of the company for its day to day operations and management and delegate its Manager as it seems fit and necessary. The first General Manager shall be Mr. Andrei Khalanov."

د. يتم تعديل المادة (١٠) من عقد التأسيس لتقرأ على النحو التالي:

" سيتم تكليف رويال كابيتال منجمنت بادارة الشركة طوال مدتها و سوف يكون لـ رويال كابيتال منجمنت كافة الصلاحيات و التخويلات بادارة الشركة وفقاً للنصوص الواردة في القانون الإتحادي رقم ٨ لعام ١٩٨٤و تعديلاته.

و سوف تقوم رويال كابيتال منجمنت من وقت لآخر حسب رغبتها المطلقة و منفردة بتعيين مندوب عنها للعمل بصفة مدير الشركة لإدارة العمليات حسبما ترى مناسباً و ضرورياً و سوف يكون المدير العام الأول للشركة هو **السيد/ أندريه خارلانوف**"

e. Article (14) (5) of the Memorandum shall be amended to read as follows:

ه. يتم تعديل المادة (١٤-٥) من عقد التأسيس لتقرأ على النحو التالي :

"The net profits and losses will be distributed in the following manner.

" سيتم توزيع صافي الأرباح و الخسائر على النحو التالي :

Mubarak Al Ahbabi 20%

مبارك الأحبابي ٢٠%

Royal Capital Management 80%

رويال كابيتال منجمنت ٨٠%

3) Except for the amendments as stated above, all the other provisions of the Memorandum shall remain in force and unchanged.

٣) باستثناء التعديلات المذكورة أعلاه تبقى كافة النصوص الأخرى من عقد التأسيس تظل سارية و بدون أي تغيير .

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto on the day first above written:

اشهاداً بذلك تم التوقيع من قبل الأطراف المذكورة بأدناه و ذلك في التاريخ المذكور في أول هذه التعديل.

Signed by:

Mr. Mubarak S. Jaber Al Ahbabi

تم التوقيع بواسطة

السيد / مبارك سحمي جابر الأحبابي

Signed by:

For and on behalf of City Mix Management Company
Mr. Andrey Kharlanov

تم التوقيع بواسطة :

باسم و بالنيابة عن سيتي ميكس منجمنت

السيد / أندريه خارلانوف

Signed by:

For and on behalf of Royal Capital Management Company
Mr. Andrey Kharlanov

تم التوقيع بواسطة :

باسم و بالنيابة عن رويال كابيتال منجمنت

السيد / أندريه خارلانوف

شاهد :- طارق خليل محمد

شاهد :- أحمد ابراهيم الرنيفات

دولة الإمارات العربية المتحدة
وزارة العدل والشؤون الإسلامية والأوقاف
دائرة القضاء الشرعي - محكمة أبوظبي الشرعية - الكاتب العدل
مبنى غرفة تجارة وصناعة أبوظبي

محكمة أبوظبي الشرعية - الكاتب العدل
مبنى غرفة تجارة وصناعة أبوظبي
الرسم :
رقم الإيصال :
توثيق رقم :

POWER OF ATTORNEY

I, Mubarak S. Jaber Al Ahbabi, United Arab Emirates National, holder of passport no. 0506969, and having a permanent address at P.O.Box 47427, Abu Dhabi, United Arab Emirates hereby appoint Royal Capital Management Company, a company incorporated under the laws of New Jersey having its registered office at 60 Evergreen Dr. Berkeley Heights, N.J 07922 represented by attorneys in fact as nominated from time to time (the attorney shall have the right to delegate its powers under this power of attorney to any person from time to time) to act on my behalf in connection with my 51% shareholding in City Mix LLC, represented by 51 shares and to vote in any manner they deem appropriate for and on my behalf at all meetings of the General Assembly of City Mix LLC with full and unfettered authority and to exercise all the rights whatsoever attached to the said 51% shares.

The attorney shall during the validity of this power of attorney act in relation to my 51 shares as if it were the absolute owner of such shares save for the right to dispose, sell or transfer of such shares.

This power of attorney shall be valid for the duration of City Mix LLC unless it is revoked by mutual written agreement of both myself and Royal Capital Management Company.

In witness whereof this power of attorney is signed on this 05/01/2005

Mubarak S. Jaber Al Ahbabi

سند توكيل

أنا المدعو مبارك سحمي جابر الأحبابي ، إمارات الجنسية ، أحمل جواز سفر رقم ٠٥٠٦٩٦٩ ، و عنواني الدائم هو ص.ب : ٤٧٤٢٧ ، أبوظبي ، الإمارات العربية المتحدة أعين بموجبه رويال كابيتال منجمنت و هي شركة تم تأسيسها بموجب قوانين نيوجرسي و عنوان مكتبها المسجل في ٦٠ ايفاجرين دي آر ، بيركلي هايتس ، إن جي ٠٧٩٢٢ و يمثلها الوكلاء القانونيون الذين يتم تعيينهم من حين لآخر " يتمتع الوكيل بالحق في تفويض صلاحياته بموجب سند التوكيل هذا إلى أي شخص من حين لآخر " للتصرف نيابة عني فيما يتعلق بحصتي البالغة ٥١% من ستي ميكس ذ.م.م. و الممثلة بعدد ٥١ حصة ، و التصويت على أي نحو يرونه مناسباً باسمي و نيابة عني في كافة اجتماعات الجمعية العمومية لشركة ستي ميكس ذ.م.م. مع الصلاحية الكاملة و المطلقة لممارسة كافة الحقوق المرتبطة بنسبة الحصص المذكورة أعلاه (٥١%) .

و يتعين على الوكيل أثناء مدة سريان سند التوكيل هذا أن يتصرف فيما يتعلق بحصصي ٥١ حصة كما لو أنه كان المالك المطلق لتلك الحصص باستثناء الحق في التصرف أو البيع أو التنازل عن هذه الحصص .

يسري مفعول سند التوكيل هذا طول مدة شركة ستي ميكس ذ.م.م ما لم يتم إلغاؤه بموجب الاتفاق الخطي المتبادل بيني و بين شركة رويال كابيتال منجمنت.

و إشهاداً بما تقدم تم توقيع سند التوكيل هذا بتاريخ

مبارك سحمي جابر الأحبابي